                                                                    EXHIBIT 99.1
                                                                        FORM 8-K


                        MOTOROLA, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                       FOR THE QUARTER ENDED APRIL 1, 2000
                                                ------------------------------------------------------------------------------------
                                                                    TOTAL PRO FORMA                     EXCL IMPACT OF   PRO FORMA
                                                                      ADJUSTMENTS        PRO FORMA          EXITED         ONGOING
                                                TOTAL MOTOROLA         INC/(EXP)       TOTAL MOTOROLA      BUSINESSES    OPERATIONS
                                                --------------      ---------------------------------   ---------------------------
Net sales                                          $  8,768           $       -           $  8,768        $     (16)      $  8,752

Costs and expenses
  Manufacturing and other costs of sales              5,200                   -              5,200              (15)         5,185
  Selling, general and administrative expenses        1,299                 (30)             1,269                           1,269
  Research and development expenditures               1,015                   -              1,015                           1,015
  Depreciation expense                                  558                   -                558                             558
  Reorganization of businesses                            -                   -                  -                               -
  Other charges                                         110                (110)                 -                               -
  Interest expense, net                                  47                   -                 47                              47
  Gains on sales of investments and businesses         (101)                101                  -                               -
                                                   --------           ----------------------------        ------------------------
Total costs and expenses                              8,128                 (39)             8,089              (15)         8,074
                                                   ========           ============================        ========================
Earnings (loss) before income taxes                     640                  39                679               (1)           678
Income tax provision (benefit)                          192                   5                197                -            197
                                                   --------           ----------------------------        ------------------------
Net earnings (loss)                                $    448           $      34           $    482        $      (1)      $    481
                                                   ========           ============================        ========================

Net earnings (loss) per common share
  Basic                                            $   0.21           $    0.02           $   0.23        $       -       $   0.23
  Diluted                                          $   0.20           $    0.01           $   0.21        $       -       $   0.21

Weighted average common shares outstanding
  Basic                                             2,146.2             2,146.2            2,146.2          2,146.2        2,146.2
  Diluted                                           2,267.7             2,267.7            2,267.7          2,267.7        2,267.7

Dividends Paid per share                           $   0.04                               $   0.04                        $   0.04
Net Margin on sales                                     5.1%                                   5.5%                            5.5%
Return on average invested capital                      6.6%

Total Pro Forma Adjustments now include a charge for goodwill amortization of $37 pre-tax and $33 after-tax.

                                                                       FOR THE QUARTER ENDED APRIL 3, 1999
                                                ------------------------------------------------------------------------------------
                                                                    TOTAL PRO FORMA                     EXCL IMPACT OF   PRO FORMA
                                                                      ADJUSTMENTS        PRO FORMA          EXITED         ONGOING
                                                TOTAL MOTOROLA         INC/(EXP)       TOTAL MOTOROLA      BUSINESSES    OPERATIONS
                                                --------------      ---------------------------------   ---------------------------
Net sales                                           $ 7,736           $       -            $ 7,736        $    (426)      $  7,310

Costs and expenses
  Manufacturing and other costs of sales              4,601                  (8)             4,593             (304)         4,289
  Selling, general and administrative expenses        1,467                 (35)             1,432              (66)         1,366
  Research and development expenditures                 773                   -                773               (9)           764
  Depreciation expense                                  564                   -                564               (3)           561
  Reorganization of businesses                            -                   -                  -                -              -
  Other charges                                         122                (122)                 -                -              -
  Interest expense, net                                  38                   -                 38               (2)            36
  Gains on sales of investments and businesses         (118)                118                  -                -              -
                                                   --------           ----------------------------        ------------------------
Total costs and expenses                              7,447                 (47)             7,400             (384)         7,016
                                                   --------           ----------------------------        ------------------------
Earnings (loss) before income taxes                     289                  47                336              (42)           294
Income tax provision (benefit)                           90                   8                 98              (13)            85
                                                   --------           ----------------------------        ------------------------
Net earnings (loss)                                 $   199           $      39            $   238        $     (29)      $    209
                                                   ========           ============================        ========================

Net earnings (loss) per common share
  Basic                                             $  0.09           $    0.02            $  0.11        $   (0.01)      $   0.10
  Diluted                                           $  0.09           $    0.02            $  0.11        $   (0.01)      $   0.10

Weighted average common shares outstanding
  Basic                                             2,108.5             2,108.5            2,108.5          2,108.5        2,108.5
  Diluted                                           2,173.8             2,173.8            2,173.8          2,173.8        2,173.8

Dividends Paid per share                            $  0.04                                $  0.04                        $   0.04
Net Margin on sales                                     2.6%                                   3.1%                            2.9%
Return on average invested capital                     -4.8%


Total Pro Forma Adjustments now include a charge for goodwill amortization of $27 pre-tax and $25 after-tax.

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K

                         MOTOROLA, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                         FOR THE QUARTER ENDED JULY 1, 2000
                                                  ------------------------------------------------------------------------------
                                                                   TOTAL PRO
                                                                      FORMA                          EXCL IMPACT OF    PRO FORMA
                                                                   ADJUSTMENTS      PRO FORMA            EXITED        ONGOING
                                                  TOTAL MOTOROLA    INC/(EXP)      TOTAL MOTOROLA      BUSINESSES     OPERATIONS
                                                  --------------   ------------------------------    ---------------------------
Net sales                                            $  9,255       $      -          $  9,255                        $   9,255

Costs and expenses
  Manufacturing and other costs of sales                5,508              -             5,508                            5,508
  Selling, general and administrative expenses          1,311          (68)              1,243                            1,243
  Research and development expenditures                 1,107              -             1,107                            1,107
  Depreciation expense                                    568              -               568                              568
  Reorganization of businesses                              -              -                 -                                -
  Other charges                                           306           (306)                -                                -
  Interest expense, net                                    54              -                54                               54
  Gains on sales of investments and businesses            (19)            19                 -                                -
                                                     --------       --------------------------         ------------------------
Total costs and expenses                                8,835           (355)            8,480                -           8,480
                                                     --------       --------------------------         ------------------------
Earnings (loss) before income taxes                       420            355               775                -             775
Income tax provision (benefit)                            216              8               224                -             224
                                                     --------       --------------------------         ------------------------
Net earnings (loss)                                  $    204       $    347          $    551         $      -       $     551
                                                     ========       ==========================         ========================

Net earnings (loss) per common share
  Basic                                              $   0.09       $   0.16          $   0.25         $      -       $    0.25
  Diluted                                            $   0.09       $   0.16          $   0.25         $      -       $    0.25

Weighted average common shares outstanding
  Basic                                               2,165.0        2,165.0           2,165.0          2,165.0         2,165.0
  Diluted                                             2,249.7        2,249.7           2,249.7          2,249.7         2,249.7

Dividends Paid per share                             $  0.04                          $  0.04                         $    0.04
Net Margin on sales                                      2.2%                             6.0%                             6.0%
Return on average invested capital                       --

Total Pro Forma Adjustments now include a charge for goodwill amortization of $39 pre-tax and $36 after-tax.



                                                                         FOR THE QUARTER ENDED JULY 3, 1999
                                                  ------------------------------------------------------------------------------
                                                                   TOTAL PRO
                                                                      FORMA                          EXCL IMPACT OF    PRO FORMA
                                                                   ADJUSTMENTS      PRO FORMA            EXITED        ONGOING
                                                  TOTAL MOTOROLA    INC/(EXP)      TOTAL MOTOROLA      BUSINESSES     OPERATIONS
                                                  --------------   ------------------------------    ---------------------------
Net sales                                            $  8,030       $      -          $  8,030          $   (435)     $  7,595

Costs and expenses
  Manufacturing and other costs of sales                4,730              6             4,736              (306)        4,430
  Selling, general and administrative expenses          1,373            (27)            1,346               (56)        1,290
  Research and development expenditures                   842              -               842               (11)          831
  Depreciation expense                                    579              -               579                 -           579
  Reorganization of businesses                              -              -                 -                 -             -
  Other charges                                           126           (126)                -                 -             -
  Interest expense, net                                    47              -                47                (2)           45
  Gains on sales of investments and businesses            (39)            39                 -                 -             -
                                                     --------       --------------------------          ----------------------
Total costs and expenses                                7,658           (108)            7,550              (375)        7,175
                                                     --------       --------------------------          ----------------------
Earnings (loss) before income taxes                       372            108               480               (60)          420
Income tax provision (benefit)                            117             27               144               (18)          126
                                                     --------       --------------------------          ----------------------
Net earnings (loss)                                  $    255       $     81          $    336          $    (42)     $    294
                                                     ========       ==========================          ======================

Net earnings (loss) per common share
  Basic                                              $   0.12       $   0.04          $   0.16          $  (0.02)     $   0.14
  Diluted                                            $   0.12       $   0.03          $   0.15          $  (0.02)     $   0.13

Weighted average common shares outstanding
  Basic                                               2,112.4        2,112.4           2,112.4           2,112.4       2,112.4
  Diluted                                             2,191.8        2,191.8           2,191.8           2,191.8       2,191.8

Dividends Paid per share                             $   0.04                         $   0.04                        $   0.04
Net Margin on sales                                      3.2%                             4.2%                            3.9%
Return on average invested capital                         --

Total Pro Forma Adjustments now include a charge for goodwill amortization of $27 pre-tax and $25 after-tax.

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K


                         MOTOROLA, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                        FOR THE QUARTER ENDED SEPTEMBER 30, 2000
                                                  -------------------------------------------------------------------------------
                                                                   TOTAL PRO
                                                                      FORMA                          EXCL IMPACT OF    PRO FORMA
                                                                   ADJUSTMENTS      PRO FORMA            EXITED        ONGOING
                                                  TOTAL MOTOROLA    INC/(EXP)      TOTAL MOTOROLA      BUSINESSES     OPERATIONS
                                                  --------------   -------------------------------    ---------------------------

Net sales                                           $  9,493        $      -        $  9,493           $    -       $  9,493

Costs and expenses
  Manufacturing and other costs of sales               6,130            (499)          5,631                -          5,631
  Selling, general and administrative expenses         1,185             (62)          1,123                -          1,123
  Research and development expenditures                1,171               -           1,171                -          1,171
  Depreciation expense                                   592               -             592                -            592
  Reorganization of businesses                           220            (220)              -                -              -
  Other charges                                           90             (90)              -                -              -
  Interest expense, net                                   74               -              74                -             74
  Gains on sales of investments and businesses          (727)            727               -                -              -
                                                    --------        ------------------------           ---------------------
Total costs and expenses                               8,735            (144)          8,591                -          8,591
                                                    --------        ------------------------           ---------------------
Earnings (loss) before income taxes                      758             144             902                -            902
Income tax provision (benefit)                           227              32             259                -            259
                                                    --------        ------------------------           ---------------------
Net earnings (loss)                                 $    531        $    112        $    643           $    -       $    643
                                                    ========        ========================           =====================

Net earnings (loss) per common share
  Basic                                             $   0.24        $   0.05        $   0.29           $    -       $   0.29
  Diluted                                           $   0.23        $   0.05        $   0.28           $    -       $   0.28

Weighted average common shares outstanding
  Basic                                              2,182.3         2,182.3         2,182.3            2,182.3      2,182.3
  Diluted                                            2,266.0         2,266.0         2,266.0            2,266.0      2,266.0

Dividends Paid per share                            $   0.04                        $   0.04                        $   0.04
Net Margin on sales                                      5.6%                            6.8%                            6.8%
Return on average invested capital                        --


Total Pro Forma Adjustments now include a charge for goodwill amortization of $49 pre-tax and $45 after-tax.



                                                                       FOR THE QUARTER ENDED OCTOBER 2, 1999
                                                  ------------------------------------------------------------------------------
                                                                   TOTAL PRO
                                                                      FORMA                          EXCL IMPACT OF   PRO FORMA
                                                                   ADJUSTMENTS      PRO FORMA            EXITED        ONGOING
                                                  TOTAL MOTOROLA    INC/(EXP)      TOTAL MOTOROLA      BUSINESSES     OPERATIONS
                                                  --------------   ------------------------------    ---------------------------
Net sales                                              $  8,223     $      -         $  8,223           $   (161)      $  8,062

Costs and expenses
  Manufacturing and other costs of sales                  5,281         (321)           4,960               (114)         4,846
  Selling, general and administrative expenses            1,235          (28)           1,207                (23)         1,184
  Research and development expenditures                     913            -              913                 (3)           910
  Depreciation expense                                      537            -              537                  -            537
  Reorganization of businesses                                -            -                -                  -              -
  Other charges                                             765         (765)               -                  -              -
  Interest expense, net                                      33            -               33                  -             33
  Gains on sales of investments and businesses             (705)         705                -                  -              -
                                                       --------     -------------------------           ----------------------
Total costs and expenses                                  8,059         (409)           7,650               (140)         7,510
                                                       --------     -------------------------           -----------------------
Earnings (loss) before income taxes                         164          409              573                (21)           552
Income tax provision (benefit)                               50          120              170                 (6)           164
                                                       --------     -------------------------           -----------------------
Net earnings (loss)                                    $    114     $    289         $    403           $    (15)      $    388
                                                       ========     =========================           =======================

Net earnings (loss) per common share
  Basic                                                $   0.05     $   0.14         $   0.19           $  (0.01)      $   0.18
  Diluted                                              $   0.05     $   0.14         $   0.19           $  (0.01)      $   0.18

Weighted average common shares outstanding
  Basic                                                 2,123.8      2,123.8          2,123.8            2,123.8        2,123.8
  Diluted                                               2,201.1      2,201.1          2,201.1            2,201.1        2,201.1

Dividends Paid per share                               $   0.04                      $   0.04                          $   0.04
Net Margin on sales                                        1.4%                          4.9%                              4.8%
Return on average invested capital                          --


Total Pro Forma Adjustments now include a charge for goodwill amortization of $29 pre-tax and $27 after-tax.

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K

                         MOTOROLA, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                      FOR THE QUARTER ENDED DECEMBER 31, 2000
                                                ------------------------------------------------------------------------------------
                                                                    TOTAL PRO FORMA                     EXCL IMPACT OF   PRO FORMA
                                                                      ADJUSTMENTS        PRO FORMA          EXITED         ONGOING
                                                TOTAL MOTOROLA         INC/(EXP)       TOTAL MOTOROLA      BUSINESSES    OPERATIONS
                                                --------------      ---------------------------------   ---------------------------
Net sales                                          $ 10,064           $       -           $ 10,064        $       -       $ 10,064

Costs and expenses
  Manufacturing and other costs of sales              6,790                (388)             6,402                -          6,402
  Selling, general and administrative expenses        1,346                 (61)             1,285                -          1,285
  Research and development expenditures               1,144                   -              1,144                -          1,144
  Depreciation expense                                  634                   -                634                -            634
  Reorganization of businesses                          376                (376)                 -                -              -
  Other charges                                          11                 (11)                 -                -              -
  Interest expense, net                                  73                   -                 73                -             73
  Gains on sales of investments and businesses         (723)                723                  -                -              -
                                                   --------           ----------------------------        ------------------------
Total costs and expenses                              9,651                (113)             9,538                -          9,538
                                                   --------           ----------------------------        ------------------------
Earnings (loss) before income taxes                     413                 113                526                -            526
Income tax provision (benefit)                          278                (127)               151                -            151
                                                   ========           ============================        ========================
Net earnings (loss)                                $    135           $     240           $    375        $       -       $    375
                                                   ========           ============================        ========================

Net earnings (loss) per common share
  Basic                                            $   0.06           $    0.12           $   0.18        $       -       $   0.18
  Diluted                                          $   0.06           $    0.11           $   0.17        $       -       $   0.17

Weighted average common shares outstanding
  Basic                                             2,188.7             2,188.7            2,188.7          2,188.7        2,188.7
  Diluted                                           2,240.6             2,240.6            2,240.6          2,240.6        2,240.6

Dividends Paid per share                           $   0.04                               $   0.04                        $   0.04
Net Margin on sales                                     1.3%                                   3.7%                            3.7%
Return on average invested capital                        -

Total Pro Forma Adjustments now include a charge for goodwill amortization of $45 pre-tax and $40 after-tax.

                                                                      FOR THE QUARTER ENDED DECEMBER 31, 1999
                                                ------------------------------------------------------------------------------------
                                                                    TOTAL PRO FORMA                     EXCL IMPACT OF    PRO FORMA
                                                                      ADJUSTMENTS        PRO FORMA          EXITED         ONGOING
                                                TOTAL MOTOROLA         INC/(EXP)       TOTAL MOTOROLA      BUSINESSES    OPERATIONS
                                                --------------      ---------------------------------   ---------------------------
Net sales                                          $  9,086           $       -           $  9,086        $     (31)      $  9,055

Costs and expenses
  Manufacturing and other costs of sales              6,019                (497)             5,522              (27)         5,495
  Selling, general and administrative expenses        1,145                 (41)             1,104               (3)         1,101
  Research and development expenditures               1,032                   -              1,032                -          1,032
  Depreciation expense                                  563                   -                563                -            563
  Reorganization of businesses                         (226)                226                  -                -              -
  Other charges                                         393                (393)                 -                -              -
  Interest expense, net                                  20                   -                 20                -             20
  Gains on sales of investments and businesses         (318)                318                  -                -              -
                                                   --------           ----------------------------        ------------------------
Total costs and expenses                              8,628                (387)             8,241              (30)         8,211
                                                   --------           ----------------------------        ------------------------
Earnings (loss) before income taxes                     458                 387                845               (1)           844
Income tax provision (benefit)                          135                 112                247                -            247
                                                   ========           ============================        ========================
Net earnings (loss)                                $    323           $     275           $    598        $      (1)      $    597
                                                   ========           ============================        ========================

Net earnings (loss) per common share
  Basic                                            $   0.15           $    0.13           $   0.28        $       -       $   0.28
  Diluted                                          $   0.15           $    0.11           $   0.27        $       -       $   0.27

Weighted average common shares outstanding
  Basic                                             2,132.6             2,132.6            2,132.6          2,132.6        2,132.6
  Diluted                                           2,224.5             2,224.5            2,224.5          2,224.5        2,224.5

Dividends Paid per share                           $   0.04                               $   0.04                        $   0.04
Net Margin on sales                                     3.6%                                   6.6%                            6.6%
Return on average invested capital                        -


Total Pro Forma Adjustments now include a charge for goodwill amortization of $36 pre-tax and $33 after-tax.

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K


                         MOTOROLA, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                            FOR THE YEAR ENDED DECEMBER 31, 2000
                                                  ----------------------------------------------------------------------------------
                                                                  TOTAL PRO
                                                                    FORMA                            EXCL IMPACT OF        PRO FORMA
                                                    TOTAL        ADJUSTMENTS       PRO FORMA             EXITED            ONGOING
                                                   MOTOROLA       INC/(EXP)      TOTAL MOTOROLA        BUSINESSES         OPERATIONS
                                                  ----------     -------------------------------    --------------------------------
Net sales                                         $  37,580      $    -            $ 37,580          $     (16)           $ 37,564

Costs and expenses
  Manufacturing and other costs of sales             23,628          (887)           22,741                (16)             22,725
  Selling, general and administrative expenses        5,141          (221)            4,920                  -               4,920
  Research and development expenditures               4,437             -             4,437                  -               4,437
  Depreciation expense                                2,352             -             2,352                  -               2,352
  Reorganization of businesses                          596          (596)                -                  -                   -
  Other charges                                         517          (517)                -                  -                   -
  Interest expense, net                                 248             -               248                  -                 248
  Gains on sales of investments and businesses       (1,570)        1,570                 -                  -                   -
                                                  ----------     -------------------------------     -------------------------------
Total costs and expenses                             35,349          (651)           34,698                (16)             34,682
                                                  ----------     -------------------------------     -------------------------------
Earnings (loss) before income taxes                   2,231           651             2,882                  -               2,882
Income tax provision (benefit)                          913           (82)              831                  -                 831
                                                  ----------     -------------------------------     -------------------------------
Net earnings (loss)                               $   1,318      $    733          $  2,051          $       -            $  2,051
                                                  ==========     ===============================     ===============================

Net earnings (loss) per common share
  Basic                                           $    0.61      $   0.34          $   0.95          $       -            $   0.95
  Diluted                                         $    0.58      $   0.33          $   0.91          $       -            $   0.91

Weighted average common shares outstanding
  Basic                                             2,170.1       2,170.1           2,170.1            2,170.1             2,170.1
  Diluted                                           2,256.6       2,256.6           2,256.6            2,256.6             2,256.6

Dividends Paid per share                          $    0.16                        $   0.16                               $   0.16
Net Margin on sales                                    3.5%                            5.5%                                   5.5%
Return on average invested capital                     6.3%


Total Pro Forma Adjustments now include a charge for goodwill amortization of $170 pre-tax and $154 after-tax.

                                                                            FOR THE YEAR ENDED DECEMBER 31, 1999
                                                  ----------------------------------------------------------------------------------
                                                                  TOTAL PRO
                                                                    FORMA                            EXCL IMPACT OF        PRO FORMA
                                                    TOTAL        ADJUSTMENTS       PRO FORMA             EXITED            ONGOING
                                                   MOTOROLA       INC/(EXP)      TOTAL MOTOROLA        BUSINESSES         OPERATIONS
                                                  ----------     -------------------------------    --------------------------------
Net sales                                         $  33,075      $      -         $  33,075         $    (1,053)           $ 32,022

Costs and expenses
  Manufacturing and other costs of sales             20,631          (820)           19,811                (751)             19,060
  Selling, general and administrative expenses        5,220          (131)            5,089                (148)              4,941
  Research and development expenditures               3,560             -             3,560                 (23)              3,537
  Depreciation expense                                2,243             -             2,243                  (3)              2,240
  Reorganization of businesses                         (226)          226                 -                   -                   -
  Other charges                                       1,406        (1,406)                -                   -                   -
  Interest expense, net                                 138             -               138                  (4)                134
  Gains on sales of investments and businesses       (1,180)        1,180                 -                   -                   -
                                                  ----------     -------------------------------     -------------------------------
Total costs and expenses                             31,792          (951)           30,841                (929)             29,912
                                                  ----------     -------------------------------     -------------------------------
Earnings (loss) before income taxes                   1,283           951             2,234                (124)              2,110
Income tax provision (benefit)                          392           267               659                 (37)                622
                                                  ----------     -------------------------------     -------------------------------
Net earnings (loss)                               $     891      $    684         $   1,575          $      (87)          $   1,488
                                                  ==========     ===============================     ===============================

Net earnings (loss) per common share
  Basic                                           $    0.42      $   0.32         $   0.74           $    (0.04)           $   0.70
  Diluted                                         $    0.41      $   0.31         $   0.72           $    (0.04)           $   0.68

Weighted average common shares outstanding
  Basic                                             2,119.5       2,119.5          2,119.5              2,119.5             2,119.5
  Diluted                                           2,202.0       2,202.0          2,202.0              2,202.0             2,202.0

Dividends Paid per share                          $    0.16                       $   0.16                                 $   0.16
Net Margin on sales                                     2.7%                           4.8%                                     4.6%
Return on average invested capital                      5.3%


Total Pro Forma Adjustments now include a charge for goodwill amortization of $119 pre-tax and $110 after-tax.

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K

                         MOTOROLA, INC. AND SUBSIDIARIES
                               SEGMENT INFORMATION
                                  (IN MILLIONS)



                                                       FOR THE QUARTER
                                                     ENDED APRIL 1, 2000
                                              ----------------------------------
                                                        SEGMENT SALES
                                              ----------------------------------
                                                          EXCL IMPACT
                                                TOTAL     OF EXITED     ONGOING
                                               MOTOROLA   BUSINESSES  OPERATIONS
                                              ----------------------------------

Personal Communications Segment                 $ 3,236     $     -     $ 3,236
Global Telecom Solutions Segment                  1,809           -       1,809
Commercial, Govt, and Industrial
   Systems Segment                                  998           -         998
Broadband Communications Segment                    678           -         678
Semiconductor Products Segment                    1,900           -       1,900
Integrated Electronic Systems Segment               690         (16)        674
Other Products Segment                              259           -         259
Adjustments & Eliminations                         (802)          -        (802)
                                              ----------------------------------
   Segment Totals                               $ 8,768     $   (16)    $ 8,752
                                              ==================================


                                                       FOR THE QUARTER
                                                     ENDED APRIL 3, 1999
                                              ----------------------------------
                                                        SEGMENT SALES
                                              ----------------------------------
                                                          EXCL IMPACT
                                                TOTAL     OF EXITED     ONGOING
                                               MOTOROLA   BUSINESSES  OPERATIONS
                                              ----------------------------------


Personal Communications Segment                 $ 2,602     $     -     $ 2,602
Global Telecom Solutions Segment                  1,623           -       1,623
Commercial, Govt, and Industrial
   Systems Segment                                  885         (21)        864
Broadband Communications Segment                    590           -         590
Semiconductor Products Segment                    1,907        (373)      1,534
Integrated Electronic Systems Segment               591         (30)        561
Other Products Segment                              211         (46)        165
Adjustments & Eliminations                         (673)         44        (629)
                                              ----------------------------------
   Segment Totals                               $ 7,736     $  (426)    $ 7,310
                                              ==================================

                                                                   EXHIBIT 99.1
                                                                        FORM 8-K

                         MOTOROLA, INC. AND SUBSIDIARIES
                               SEGMENT INFORMATION
                                  (IN MILLIONS)

                                                          FOR THE QUARTER ENDED APRIL 1, 2000
                                       --------------------------------------------------------------------------
                                                      SEGMENT OPERATING PROFIT (LOSS) BEFORE TAXES
                                       --------------------------------------------------------------------------
                                                   TOTAL PRO
                                                     FORMA     PRO FORMA    EXCL IMPACT      PRO FORMA
                                        TOTAL     ADJUSTMENTS    TOTAL       OF EXITED        ONGOING
                                       MOTOROLA    (INC)/EXP   MOTOROLA      BUSINESSES      OPERATIONS    % SALES
                                       ---------- ------------------------ ---------------------------------------

Personal Communications Segment          $ 112        $ (59)     $  53        $    -           $  53          2%
Global Telecom Solutions Segment           280            1        281             -             281         16%
Commercial, Govt, and Industrial
   Systems Segment                          90            6         96             -              96         10%
Broadband Communications Segment            91            8         99             -              99         15%
Semiconductor Products Segment             123            5        128             -             128          7%
Integrated Electronic Systems Segment       79          (32)        47            (1)             46          7%
Other Products Segment                     (38)          10        (28)            -             (28)       -11%
Adjustments & Eliminations                  (2)           -         (2)            -              (2)         0%
                                        ----------   ---------------------   -------------------------------------
   Segment Totals                          735          (61)       674            (1)            673          8%
General Corporate                          (95)         100          5             -               5
                                        ----------   ---------------------   -------------------------------------
Earnings (Loss) Before
   Income Taxes                          $ 640        $  39      $ 679        $   (1)          $ 678          8%
                                        ==========   =====================   =====================================


                                                          FOR THE QUARTER ENDED APRIL 3, 1999
                                       -------------------------------------------------------------------------
                                                      SEGMENT OPERATING PROFIT (LOSS) BEFORE TAXES
                                       -------------------------------------------------------------------------
                                                   TOTAL PRO
                                                     FORMA     PRO FORMA    EXCL IMPACT     PRO FORMA
                                        TOTAL     ADJUSTMENTS    TOTAL       OF EXITED       ONGOING
                                       MOTOROLA    (INC)/EXP   MOTOROLA     BUSINESSES      OPERATIONS    % SALES
                                       --------- ------------------------ ---------------------------------------
Personal Communications Segment          $  83        $   4      $  87       $   -            $  87          3%
Global Telecom Solutions Segment           193            -        193           -              193         12%
Commercial, Govt, and Industrial
   Systems Segment                          52            1         53          (4)              49          6%
Broadband Communications Segment            51           17         68           -               68         12%
Semiconductor Products Segment              47            -         47         (37)              10          1%
Integrated Electronic Systems Segment       35           (5)        30          (1)              29          5%
Other Products Segment                    (161)          29       (132)          -             (132)       -80%
Adjustments & Eliminations                  (8)           1         (7)          -               (7)         1%
                                        ----------   ---------------------  -------------------------------------
   Segment Totals                          292           47        339         (42)             297          4%
General Corporate                           (3)           -         (3)          -               (3)
                                        ----------   ---------------------  -------------------------------------
Earnings (Loss) Before
   Income Taxes                          $ 289        $  47      $ 336       $ (42)           $ 294          4%
                                        ==========   =====================  =====================================

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K

                        MOTOROLA, INC. AND SUBSIDIARIES
                              SEGMENT INFORMATION
                                 (IN MILLIONS)


                                                   FOR THE QUARTER
                                                  ENDED JULY 1, 2000
                                        ----------------------------------------
                                                    SEGMENT SALES
                                        ----------------------------------------
                                                    EXCL IMPACT
                                          TOTAL      OF EXITED     ONGOING
                                         MOTOROLA    BUSINESSES    OPERATIONS
                                        ----------------------------------------

Personal Communications Segment          $ 3,332       $ -         $ 3,332
Global Telecom Solutions Segment           1,957         -           1,957
Commercial, Govt, and Industrial
   Systems Segment                         1,137         -           1,137
Broadband Communications Segment             768         -             768
Semiconductor Products Segment             2,000         -           2,000
Integrated Electronic Systems Segment        678         -             678
Other Products Segment                       245         -             245
Adjustments & Eliminations                  (862)        -            (862)
                                        ----------------------------------------
   Segment Totals                        $ 9,255       $ -         $ 9,255
                                        ========================================


                                                    FOR THE QUARTER
                                                   ENDED JULY 3, 1999
                                         ---------------------------------------
                                                     SEGMENT SALES
                                         ---------------------------------------
                                                    EXCL IMPACT
                                          TOTAL      OF EXITED     ONGOING
                                         MOTOROLA    BUSINESSES    OPERATIONS
                                         ---------------------------------------

Personal Communications Segment          $ 2,788       $    -      $ 2,788
Global Telecom Solutions Segment           1,587            -        1,587
Commercial, Govt, and Industrial
   Systems Segment                           955          (21)         934
Broadband Communications Segment             625            -          625
Semiconductor Products Segment             1,979         (401)       1,578
Integrated Electronic Systems Segment        604          (33)         571
Other Products Segment                       182           (8)         174
Adjustments & Eliminations                  (690)          28         (662)
                                         ---------------------------------------
   Segment Totals                        $ 8,030       $ (435)     $ 7,595
                                         =======================================

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K


                         MOTOROLA, INC. AND SUBSIDIARIES
                               SEGMENT INFORMATION
                                  (IN MILLIONS)

                                                            FOR THE QUARTER ENDED JULY 1, 2000
                                           ------------------------------------------------------------------
                                                         SEGMENT OPERATING PROFIT (LOSS) BEFORE TAXES
                                           ------------------------------------------------------------------
                                                      TOTAL PRO
                                                        FORMA     PRO FORMA   EXCL IMPACT   PRO FORMA
                                           TOTAL     ADJUSTMENTS   TOTAL       OF EXITED     ONGOING        %
                                          MOTOROLA    INC/(EXP)   MOTOROLA    BUSINESSES   OPERATIONS   SALES
                                          ---------- -----------------------  -------------------------------
Personal Communications Segment           $ 132        $   4       $ 136         $  -        $ 136        4%
Global Telecom Solutions Segment            258            0         258                       258       13%
Commercial, Govt, and Industrial
   Systems Segment                          108            9         117                       117       10%
Broadband Communications Segment            124           13         137                       137       18%
Semiconductor Products Segment              (55)         231         176                       176        9%
Integrated Electronic Systems Segment        38            7          45                        45        7%
Other Products Segment                     (169)          92         (77)           -          (77)     -31%
Adjustments & Eliminations                    3           (1)          2                         2        0%
                                          ---------- -----------------------  -------------------------------
   Segment Totals                           439          355         794            -          794        9%
General Corporate                           (19)           -         (19)           -          (19)
                                          ---------- -----------------------  -------------------------------
Earnings (Loss) Before
   Income Taxes                           $ 420        $ 355       $ 775         $  -        $ 775        8%
                                          ========== =======================     ===========================

                                                            FOR THE QUARTER ENDED JULY 3, 2000
                                           -------------------------------------------------------------------
                                                        SEGMENT OPERATING PROFIT (LOSS) BEFORE TAXES
                                           -------------------------------------------------------------------
                                                      TOTAL PRO
                                                        FORMA     PRO FORMA   EXCL IMPACT    PRO FORMA
                                           TOTAL     ADJUSTMENTS   TOTAL       OF EXITED     ONGOING        %
                                          MOTOROLA    INC/(EXP)   MOTOROLA    BUSINESSES    OPERATIONS   SALES
                                          ---------- -----------------------   -------------------------------
Personal Communications Segment            $ 125       $   4       $ 129        $   -        $ 129         5%
Global Telecom Solutions Segment             169           -         169            -          169        11%
Commercial, Govt, and Industrial
   Systems Segment                            94           -          94           (3)          91        10%
Broadband Communications Segment             103         (18)         85            -           85        14%
Semiconductor Products Segment                80           -          80          (56)          24         2%
Integrated Electronic Systems Segment         42           1          43            1           44         8%
Other Products Segment                      (239)        141         (98)           -          (98)      -56%
Adjustments & Eliminations                     1           -           1           (2)          (1)        0%
                                          ----------   ---------------------   -------------------------------
   Segment Totals                            375         128         503          (60)         443         6%
General Corporate                             (3)        (20)        (23)           -          (23)
                                          ----------   ---------------------   -------------------------------
Earnings (Loss) Before
   Income Taxes                            $ 372       $ 108       $ 480        $ (60)       $ 420         6%
                                          ==========   =====================    =============================


                                                                    EXHIBIT 99.1
                                                                        FORM 8-K

                        MOTOROLA, INC. AND SUBSIDIARIES
                              SEGMENT INFORMATION
                                 (IN MILLIONS)


                                                   FOR THE QUARTER
                                               ENDED SEPTEMBER 30, 2000
                                      ------------------------------------------
                                                     SEGMENT SALES
                                      ------------------------------------------
                                                    EXCL IMPACT
                                        TOTAL        OF EXITED         ONGOING
                                       MOTOROLA      BUSINESSES       OPERATIONS
                                      ---------     -----------       ----------

Personal Communications Segment        $ 3,221        $     -          $ 3,221
Global Telecom Solutions Segment         1,960              -            1,960
Commercial, Govt, and Industrial
   Systems Segment                       1,145              -            1,145
Broadband Communications Segment           917              -              917
Semiconductor Products Segment           2,071              -            2,071
Integrated Electronic Systems
   Segment                                 737              -              737
Other Products Segment                     272              -              272
Adjustments & Eliminations                (830)             -             (830)
                                       -------        -------          -------
   Segment Totals                      $ 9,493        $     -          $ 9,493
                                       =======        =======          =======



                                                    FOR THE QUARTER
                                                 ENDED OCTOBER 2, 1999
                                      ------------------------------------------
                                                     SEGMENT SALES
                                      ------------------------------------------
                                                    EXCL IMPACT
                                        TOTAL        OF EXITED         ONGOING
                                       MOTOROLA      BUSINESSES       OPERATIONS
                                      ---------     -----------       ----------
Personal Communications Segment        $ 3,084        $    -           $ 3,084
Global Telecom Solutions Segment         1,594             -             1,594
Commercial, Govt, and Industrial
   Systems Segment                       1,020           (14)            1,006
Broadband Communications Segment           623             -               623
Semiconductor Products Segment           1,708          (121)            1,587
Integrated Electronic Systems
   Segment                                 663           (32)              631
Other Products Segment                     176            (4)              172
Adjustments & Eliminations                (645)           10              (635)
                                       -------        ------           -------
   Segment Totals                      $ 8,223        $ (161)          $ 8,062
                                       =======        ======           =======

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K

                         MOTOROLA, INC. AND SUBSIDIARIES
                               SEGMENT INFORMATION
                                  (IN MILLIONS)

                                                          FOR THE QUARTER ENDED SEPTEMBER 30, 2000
                                       ----------------------------------------------------------------------------
                                                        SEGMENT OPERATING PROFIT (LOSS) BEFORE TAXES
                                       ----------------------------------------------------------------------------
                                                     TOTAL PRO
                                                       FORMA     PRO FORMA    EXCL IMPACT      PRO FORMA
                                        TOTAL       ADJUSTMENTS    TOTAL       OF EXITED        ONGOING
                                       MOTOROLA      (INC)/EXP   MOTOROLA      BUSINESSES      OPERATIONS    % SALES
                                       -----------  ------------------------ ---------------------------------------
Personal Communications Segment          $(197)         $ 386      $ 189        $    -           $ 189          6%
Global Telecom Solutions Segment           136            111        247             -             247         13%
Commercial, Govt, and Industrial                                                     -
   Systems Segment                         109             11        120             -             120         10%
Broadband Communications Segment           757           (597)       160             -             160         17%
Semiconductor Products Segment              68            134        202             -             202         10%
Integrated Electronic Systems Segment       14             33         47             -              47          6%
Other Products Segment                    (172)            59       (113)            -            (113)       -42%
Adjustments & Eliminations                  (1)             1          -             -               -          0%
                                        ==========     =====================   =====================================
   Segment Totals                          714            138        852             -             852          9%
General Corporate                           44              6         50             -              50
                                        ----------     ---------------------   -------------------------------------
Earnings (Loss) Before
   Income Taxes                          $ 758          $ 144      $ 902        $    -           $ 902          9%
                                        ==========     =====================   =====================================


                                                          FOR THE QUARTER ENDED OCTOBER 2, 1999
                                       ----------------------------------------------------------------------------
                                                        SEGMENT OPERATING PROFIT (LOSS) BEFORE TAXES
                                       ----------------------------------------------------------------------------
                                                     TOTAL PRO
                                                       FORMA     PRO FORMA    EXCL IMPACT       PRO FORMA
                                        TOTAL       ADJUSTMENTS    TOTAL       OF EXITED         ONGOING
                                       MOTOROLA      (INC)/EXP   MOTOROLA      BUSINESSES      OPERATIONS    % SALES
                                       -----------  ------------------------ ---------------------------------------
Personal Communications Segment          $ 133          $  11      $ 144        $    -           $ 144          5%
Global Telecom Solutions Segment          (639)           826        187             -             187         12%
Commercial, Govt, and Industrial
   Systems Segment                         293           (197)        96            (1)             95          9%
Broadband Communications Segment            53             31         84             -              84         13%
Semiconductor Products Segment             406           (325)        81           (21)             60          4%
Integrated Electronic Systems Segment       50              1         51             2              53          8%
Other Products Segment                    (211)           180        (31)            -             (31)       -18%
Adjustments & Eliminations                   1              -          1            (1)              -          0%
                                        ----------     ---------------------   -------------------------------------
   Segment Totals                           86            527        613           (21)            592          7%
General Corporate                           78           (118)       (40)            -             (40)
                                        ==========     =====================   =====================================
Earnings (Loss) Before
   Income Taxes                          $ 164          $ 409      $ 573        $  (21)          $ 552          7%
                                        ==========     =====================   =====================================

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K

                         MOTOROLA, INC. AND SUBSIDIARIES
                               SEGMENT INFORMATION
                                  (IN MILLIONS)


                                                      FOR THE QUARTER
                                                  ENDED DECEMBER 31, 2000
                                        ----------------------------------------
                                                      SEGMENT SALES
                                        ----------------------------------------
                                                       EXCL IMPACT
                                         TOTAL          OF EXITED      ONGOING
                                        MOTOROLA        BUSINESSES    OPERATIONS
                                        ----------------------------------------
Personal Communications Segment           $ 3,478          $ -         $  3,478
Global Telecom Solutions Segment            2,065            -            2,065
Commercial, Govt, and Industrial
   Systems Segment                          1,300            -            1,300
Broadband Communications Segment            1,053            -            1,053
Semiconductor Products Segment              1,905            -            1,905
Integrated Electronic Systems Segment         764            -              764
Other Products Segment                        281            -              281
Adjustments & Eliminations                   (782)           -             (782)
                                        ----------------------------------------
   Segment Totals                        $ 10,064          $ -         $ 10,064
                                        ========================================


                                                    FOR THE QUARTER
                                                 ENDED DECEMBER 31, 2000
                                        ----------------------------------------
                                                      SEGMENT SALES
                                        ----------------------------------------
                                                       EXCL IMPACT
                                         TOTAL          OF EXITED      ONGOING
                                        MOTOROLA        BUSINESSES    OPERATIONS
                                        ----------------------------------------
Personal Communications Segment          $ 3,458           $ -         $  3,458
Global Telecom Solutions Segment           1,740             -            1,740
Commercial, Govt, and Industrial
   Systems Segment                         1,208             -            1,208
Broadband Communications Segment             694             -              694
Semiconductor Products Segment             1,776             -            1,776
Integrated Electronic Systems Segment        734             (31)           703
Other Products Segment                       235             -              235
Adjustments & Eliminations                  (759)            -             (759)
                                        ----------------------------------------
   Segment Totals                        $ 9,086           $ (31)      $  9,055
                                        ========================================

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K

                        MOTOROLA, INC. AND SUBSIDIARIES
                              SEGMENT INFORMATION
                                 (IN MILLIONS)

                                                          FOR THE QUARTER ENDED DECEMBER 31, 2000
                                       ----------------------------------------------------------------------------
                                                        SEGMENT OPERATING PROFIT (LOSS) BEFORE TAXES
                                       ----------------------------------------------------------------------------
                                                     TOTAL PRO
                                                       FORMA     PRO FORMA     EXCL IMPACT     PRO FORMA
                                        TOTAL       ADJUSTMENTS    TOTAL        OF EXITED       ONGOING
                                       MOTOROLA      (INC)/EXP   MOTOROLA      BUSINESSES      OPERATIONS    % SALES
                                       -----------  ------------------------ ---------------------------------------
Personal Communications Segment          $(375)         $ 458      $  83        $    -           $  83          2%
Global Telecom Solutions Segment           172             21        193             -             193          9%
Commercial, Govt, and Industrial
   Systems Segment                         127             66        193             -             193         15%
Broadband Communications Segment           279           (116)       163             -             163         15%
Semiconductor Products Segment              27            144        171             -             171          9%
Integrated Electronic Systems Segment       53             17         70             -              70          9%
Other Products Segment                      41           (191)      (150)            -            (150)       -53%
Adjustments & Eliminations                 (66)             -        (66)            -             (66)         8%
                                        ----------     ---------------------   -------------------------------------
   Segment Totals                          258            399        657             -             657          7%
General Corporate                          155           (286)      (131)            -            (131)
                                        ----------     ---------------------   -------------------------------------
Earnings (Loss) Before
   Income Taxes                          $ 413          $ 113      $ 526        $    -           $ 526          5%
                                        ==========     =====================   =====================================

                                                          FOR THE QUARTER ENDED DECEMBER 31, 1999
                                       ----------------------------------------------------------------------------
                                                        SEGMENT OPERATING PROFIT (LOSS) BEFORE TAXES
                                       ----------------------------------------------------------------------------
                                                     TOTAL PRO
                                                       FORMA     PRO FORMA     EXCL IMPACT     PRO FORMA
                                        TOTAL       ADJUSTMENTS    TOTAL        OF EXITED       ONGOING
                                       MOTOROLA      (INC)/EXP   MOTOROLA      BUSINESSES      OPERATIONS    % SALES
                                       -----------  ------------------------ ---------------------------------------
Personal Communications Segment          $ 267          $ (20)     $ 247        $   -            $ 247          7%
Global Telecom Solutions Segment          (202)           449        247            -              247         14%
Commercial, Govt, and Industrial
   Systems Segment                         170             14        184            -              184         15%
Broadband Communications Segment            87             15        102            -              102         15%
Semiconductor Products Segment              86             (1)        85            -               85          5%
Integrated Electronic Systems Segment       65              2         67           (1)              66          9%
Other Products Segment                     (21)           (65)       (86)           -              (86)       -37%
Adjustments & Eliminations                   2              3          5            -                5         -1%
                                        ----------     ---------------------   -------------------------------------
   Segment Totals                          454            397        851           (1)           $ 850          9%
General Corporate                            4            (10)        (6)           -               (6)
                                        ----------     ---------------------   -------------------------------------
Earnings (Loss) Before
   Income Taxes                          $ 458          $ 387      $ 845        $  (1)           $ 844          9%
                                        ==========     =====================   =====================================

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K


                        MOTOROLA, INC. AND SUBSIDIARIES
                              SEGMENT INFORMATION
                                 (IN MILLIONS)


                                                        FOR THE YEAR
                                                    ENDED DECEMBER 31, 2000
                                              ----------------------------------
                                                        SEGMENT SALES
                                              ----------------------------------
                                                          EXCL IMPACT
                                                TOTAL     OF EXITED     ONGOING
                                               MOTOROLA   BUSINESSES  OPERATIONS
                                              ----------------------------------
Personal Communications Segment                $ 13,267     $     -    $ 13,267
Global Telecom Solutions Segment                  7,791           -       7,791
Commercial, Govt, and Industrial
   Systems Segment                                4,580           -       4,580
Broadband Communications Segment                  3,416           -       3,416
Semiconductor Products Segment                    7,876           -       7,876
Integrated Electronic Systems Segment             2,869         (16)      2,853
Other Products Segment                            1,057           -       1,057
Adjustments & Eliminations                       (3,276)          -      (3,276)
                                              ----------------------------------
   Segment Totals                              $ 37,580     $   (16)   $ 37,564
                                              ==================================


                                                        FOR THE YEAR
                                                    ENDED DECEMBER 31, 1999
                                              ----------------------------------
                                                        SEGMENT SALES
                                              ----------------------------------
                                                          EXCL IMPACT
                                                TOTAL     OF EXITED     ONGOING
                                               MOTOROLA   BUSINESSES  OPERATIONS
                                              ----------------------------------
Personal Communications Segment                $ 11,932     $     -    $ 11,932
Global Telecom Solutions Segment                  6,544           -       6,544
Commercial, Govt, and Industrial
   Systems Segment                                4,068         (56)      4,012
Broadband Communications Segment                  2,532           -       2,532
Semiconductor Products Segment                    7,370        (895)      6,475
Integrated Electronic Systems Segment             2,592        (126)      2,466
Other Products Segment                              804         (58)        746
Adjustments & Eliminations                       (2,767)         82      (2,685)
                                              ----------------------------------
   Segment Totals                              $ 33,075     $(1,053)   $ 32,022
                                              ==================================

                                                                    EXHIBIT 99.1
                                                                        FORM 8-K


                         MOTOROLA, INC. AND SUBSIDIARIES
                               SEGMENT INFORMATION
                                  (IN MILLIONS)

                                                            FOR THE YEAR ENDED DECEMBER 31, 2000
                                       ------------------------------------------------------------------------------
                                                        SEGMENT OPERATING PROFIT (LOSS) BEFORE TAXES
                                       ------------------------------------------------------------------------------
                                                      TOTAL PRO
                                                        FORMA                       EXCL IMPACT   PRO FORMA
                                        TOTAL        ADJUSTMENTS    PRO FORMA        OF EXITED     ONGOING
                                       MOTOROLA       (INC)/EXP   TOTAL MOTOROLA     BUSINESSES   OPERATIONS  % SALES
                                       -----------  ------------------------------  ----------------------------------
Personal Communications Segment        $  (328)         $ 789        $   461            $ -        $   461        3%
Global Telecom Solutions Segment           846            133            979              -            979       13%
Commercial, Govt, and Industrial
   Systems Segment                         434             92            526              -            526       11%
Broadband Communications Segment         1,251           (692)           559              -            559       16%
Semiconductor Products Segment             163            514            677              -            677        9%
Integrated Electronic Systems Segment      184             25            209              -            209        7%
Other Products Segment                    (338)           (30)          (368)             -           (368)     -35%
Adjustments & Eliminations                 (66)             -            (66)             -            (66)       2%
                                       -----------  ------------------------------  ----------------------------------
   Segment Totals                        2,146            831          2,977              -          2,977        8%
General Corporate                           85           (180)           (95)             -            (95)
                                       -----------  ------------------------------  ----------------------------------
Earnings (Loss) Before
   Income Taxes                        $ 2,231          $ 651        $ 2,882            $ -        $ 2,882        8%
                                       ===========  ==============================  ==================================


                                                            FOR THE YEAR ENDED DECEMBER 31, 1999
                                       ------------------------------------------------------------------------------
                                                       SEGMENT OPERATING PROFIT (LOSS) BEFORE TAXES
                                       ------------------------------------------------------------------------------
                                                      TOTAL PRO
                                                        FORMA                       EXCL IMPACT   PRO FORMA
                                        TOTAL        ADJUSTMENTS    PRO FORMA        OF EXITED     ONGOING
                                       MOTOROLA       (INC)/EXP   TOTAL MOTOROLA     BUSINESSES   OPERATIONS  % SALES
                                       -----------  ------------------------------  ----------------------------------
Personal Communications Segment        $   608           $  (1)      $   607            $    -     $   607         5%
Global Telecom Solutions Segment          (479)          1,275           796                 -         796        12%
Commercial, Govt, and Industrial
   Systems Segment                         609            (182)          427                (8)        419        10%
Broadband Communications Segment           294              45           339                 -         339        13%
Semiconductor Products Segment             619            (326)          293              (114)        179         3%
Integrated Electronic Systems Segment      192              (1)          191                 1         192         8%
Other Products Segment                    (632)            285          (347)                -        (347)      -47%
Adjustments & Eliminations                  (4)              4             -                (3)         (3)        0%
                                       -----------  ------------------------------  ----------------------------------
   Segment Totals                        1,207           1,099         2,306              (124)      2,182         7%
General Corporate                           76            (148)          (72)                -         (72)
                                       -----------  ------------------------------  ----------------------------------
Earnings (Loss) Before
   Income Taxes                        $ 1,283          $  951       $ 2,234            $ (124)    $ 2,110         7%
                                       ===========  ==============================  ==================================